UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549



                            FORM 8-K

                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 18, 2003


                   AMERICAN WATER STAR, INC.
     (Exact name of registrant as specified in its charter)



                            Nevada
               (State or other jurisdiction of
                incorporation or organization)


          000-22785                             87-0636498
     (Commission File Number)                (I.R.S. Employer
       Identification No.)



4560 S. Decatur, Suite 301, Las Vegas, Nevada           89103
(Address of principal executive offices)              (Zip Code)


                        (702) 740-7036
      (Registrant's telephone number, including area code)



 (Former name, former address and former fiscal year, if changed since last report.)



Item 4.  Changes in Registrant's Certifying Accountant.

The cessation of the relationship between Weinberg & Company,
-------------------------------------------------------------
P.A. ("Weinberg"), as the Company's independent accountants.
------------------------------------------------------------

     On Monday, August 18, 2003, Weinberg elected to resign as the Company's independent accountants.

The background of the cessation of the relationship between
-----------------------------------------------------------
Weinberg and the Company.
-------------------------

     On July 15, 2003, Gerald T. Kelly of Kelly & Company ("Kelly") met with the president of the Company to discuss the availability of Kelly to perform the requisite review of the Company's financial statements that were to be included in the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003. If engaged to perform the requisite second quarter review as of July 29, 2003, Kelly would have been a backup to Weinberg for such second quarter review.

     On July 31, 2003, at the Company's request, Kelly prepared an engagement letter limiting the scope of its engagement solely to the performance of the requisite review of the Company's financial statements for its second quarter. As of such date, the Company executed Kelly's engagement letter. The Company has no knowledge that, as of such date, Weinberg had commenced or completed performance of its review of the Company's second quarter financial statements.

     As of Wednesday, August 13, 2003, Kelly completed its review of the Company's second quarter financial statements to be included in its Quarterly Report on form 10-QSB. The Company has no knowledge that, as of such date, Weinberg had commenced or completed performance of its review of the Company's second quarter financial statements.

The filing of the Company's Quarterly Report on Form 10-QSB for
---------------------------------------------------------------
the quarter ended June 30, 2003.
--------------------------------

     As of Wednesday, August 13, 2003, Kelly completed its review of the Company's second quarter financial statements to be included in its Quarterly Report on Form 10-QSB.

     On Friday, August 15, 2003, the Company filed a Notification of Late Filing on Form 12B-25 in respect of its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003, and, on the same day, filed such Quarterly Report.

Item 4(a) disclosures.
----------------------

     Following the cessation of the relationship between Weinberg and the Company, in the afternoon of Monday, August 18, 2003, the Company authorized Weinberg to respond fully to any inquiries from Kelly and to make its work papers available to Kelly. On Tuesday, August 19, 2003, Kelly and Weinberg had a discussion pursuant to the requirements of SAS 84.

     The reports of Weinberg from June 15, 1999, the date of the Company's inception, through August 18, 2003, did not contain any adverse opinion, disclaimer of opinion, or qualification or modification as to the certainty, audit scope or accounting principles, except for the modification as to the Company's ability to continue as a going concern. During the period from June 15, 1999, through August 18, 2003, there were no disagreements between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the Company's two most recent fiscal years or any subsequent interim period prior to engaging Kelly solely to perform the requisite review of the Company's financial statements for its second quarter, the Company did not consult with Kelly regarding any accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. In addition, during the period from June 15, 1999 through August 18, 2003, there were no "reportable events" within the meaning of
Item 304 of the Securities and Exchange Commission's Regulation
S-K.

     The Company provided Weinberg with a copy of this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission and requested a response thereto by Weinberg. The letter of Weinberg concerning the cessation of its services as the Company's independent accountants is attached to this Current Report on Form 8-K.

The Company has not currently engaged replacement independent
-------------------------------------------------------------
accountants.
------------

     As of the date of this Current Report, the Company has not engaged any independent accountants for the requisite review of its financial statements for its third quarter to end September 30, 2003, nor has it engaged independent auditors to audit its annual financial statements for the year to end on December 31, 2003. Upon such engagements, the Company will file one or more separate Current Reports on Form 8-K in respect thereof.

Item 7.  Financial Statements or Exhibits.

     c.  Exhibits.

     16.1 Letter from Weinberg & Company, P.A., certified public accountants, to the Securities and Exchange Commission dated August 25, 2003.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


                               AMERICAN WATER STAR, INC.



Date: August 25, 2003          By:/s/
                                  Roger Mohlman
                                  President, Chief Executive Officer,
                                  and Chief Financial Officer